Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Warren Resources, Inc. (the “Company”) on Form 10-K for the year ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “report”), we, Norman F. Swanton and Timothy A. Larkin, Chairman and Chief Executive Officer and Executive Vice President and Chief Financial Officer, respectively, of the registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)   The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)   The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

March 8, 2006
/s/ Norman F. Swanton
Norman F. Swanton
Chairman and Chief Executive Officer
/s/ Timothy A. Larkin
Timothy A. Larkin
Executive Vice President and Chief Financial Officer